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                                                                EXHIBIT 10(h)(A)


              SCHEDULE OF CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing Change in Control Employment Agreements by and between P.H. Glatfelter Company and the following employees as exhibits to this Form 10-K because, except as noted, they are identical to the Form of Change in Control Employment Agreement (the "Form Agreement") by and between P.H. Glatfelter Company and certain employees, which is incorporated by reference to
Exhibit 10.1 of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003.

1. Dante C. Parrini, dated as of December 31, 2000.
2. John C. van Roden, Jr., dated as of April 7, 2003.
3. Werner Ruckenbrod, dated as of December 31, 2000.
4. John P. Jacunski, dated as of December 15, 2004.